UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 14, 2014

DiMi Telematics International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52759 (Commission File Number)	20-4743354 (IRS Employer Identification No.)

290 Lenox Avenue, New York, NY  10027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633 - 3738

Former name, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As disclosed on the DiMi Telematics International, Inc.’s (the “Company”) Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2014, the Company issued an accredited investor (the “Investor”) a convertible note (the “Note”) in the amount of $450,000 pursuant to a subscription agreement, as subsequently amended on November 30, 2013.

The terms of the Note originally required the Company to convert the Note into 150,000,000 shares of the Company’s $0.001 par value common stock (the “Common Stock”) upon the Company’s filing of a certificate of amendment to its articles of incorporation providing the Company with a sufficient number of authorized shares of Common Stock to effectuate the conversion of the Note, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions.

As disclosed on the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2014, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State on February 18, 2014 to effect a 1 for 100 reverse stock split of the Company’s outstanding Common Stock and to increase the amount of shares the Company is authorized to issue to 800,000,000 shares of Common Stock, which is an amount of authorized Common Stock sufficient to effectuate the conversion of the Note.

The Note was issued in a private placement under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act.  The Investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the Note for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

The foregoing description of the subscription agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Note dated November 30, 2013

10.1	Form of Amended and Restated Subscription Agreement Note dated November 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiMi Telematics International, Inc.

Date: March 14, 2014	By:	/s/ Barry Tenzer
Barry Tenzer President